                                                                    Exhibit 10.4

                                IFX CORPORATION
                            2001 STOCK OPTION PLAN

          This IFX Corporation 2001 Stock Option Plan (this "Plan"), is hereby
                                                             ----
adopted by the Board of Directors of IFX Corporation, a Delaware corporation (the "Company"), as of _________ __, 2001, subject to Section 9.8.
      -------

                                   ARTICLE I
                                PURPOSE OF PLAN

          The Plan is adopted by the Board for certain employees of the Company and its Subsidiaries as a part of the compensation and incentive arrangements for such employees. The Plan is intended to advance the best interests of the Company by allowing such employees to acquire an ownership interest in the Company, thereby motivating them to contribute to the success of the Company and to remain in the employ of the Company and its Subsidiaries. The availability of stock options under the Plan will also enhance the Company's ability to attract and retain individuals of exceptional talent to contribute to the sustained progress, growth and profitability of the Company.

                                  ARTICLE II
                                  DEFINITIONS

          For purposes of the Plan, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

          "Affiliate" means, with respect to any Person, any other Person who,
           ---------
either directly or through one or more intermediaries, Controls, is Controlled by or is under common Control with, such first Person.

          "Aggregate Exercise Price" has the meaning set forth in Section 7.2
           ------------------------
hereof.

          "Board" means the Board of Directors of the Company.
           -----

          "Cause" with respect to any Participant, means a termination of
           -----
employment of such Participant by the Company or any Subsidiary thereof due to
(a) commission of a felony; (b) material or repeated dishonesty or misrepresentation involving the Company or any Subsidiary; (c) serious misconduct in the performance or non-performance of Participant's responsibilities as an employee, officer or director; (d) violation of a material condition of employment; (e) unauthorized use of trade secrets or confidential information; or (f) aiding a competitor of the Company or any Subsidiary.

          "Change-in-Control" means the consummation of a transaction for
           -----------------
consideration consisting of cash or Unrestricted Marketable Securities, whether in a single transaction or in a series of related transactions, that are consummated contemporaneously (or consummated pursuant to contemporaneous agreements), with an independent third party or a group of independent third parties pursuant to which such party or parties (a) acquire more than 50% of the outstanding voting stock of the Company determined on a Fully Diluted Basis, or (b) acquire assets constituting all or substantially all of the assets of the Company and its Subsidiaries on a consolidated basis (which shall be deemed the equivalent of the acquisition of 100% of the voting stock of the Company on a Fully Diluted Basis for the purposes hereof); provided, however, that if the consideration for such transaction consists of restricted securities, a Change-in-Change shall be deemed to be consummated at such time as at least 75% of such restricted securities become Unrestricted Marketable Securities.

          "Code" means the Internal Revenue Code of 1986, as amended, and any
           ----
successor statute.

          "Committee" means the Compensation Committee or such other committee
           ---------
of the Board as the Board may designate to administer stock options granted by the Company or, if for any reason the Board has not designated such a committee, the Board. The Committee, if other than the Board, shall be composed of two or more directors as appointed from time to time by the Board. At any time when the Company is subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act, this Plan will be administered by the Board or a committee of two or more directors who are "non-employee directors," within the meaning of Rule 16b-3 of the Securities Exchange Act. At any time that Section 162(m) of the Code is applicable to the Company, each such director shall be an "outside director" within the meaning of Section 162 of the Code and the regulations thereunder.

          "Common Stock" means the Company's common stock, par value $0.02 per
           ------------
share.

          "Company" has the meaning set forth in the preface.
           -------

          "Control" (including, with correlative meaning, all conjugations
           -------
thereof) means with respect to any Person, the ability of another Person to control or direct the actions or policies of such first Person, whether by ownership of voting securities, by contract or otherwise.

          "EBITDA" means, with respect to any Plan Year, consolidated earnings
           ------
of the Company and its Subsidiaries before interest, taxes, depreciation and amortization (but excluding (i) the effect of earnout payments made in connection with the acquisition of a business or enterprise approved by the Board, (ii) any charges for non-cash employee compensation and (iii) any gains or losses from investment income, including gains or losses for non-consolidated Subsidiaries), all as calculated in accordance with generally accepted accounting principles consistently applied, and as reflected in the Company's consolidated financial statements for the four (4) fiscal quarters constituting such Plan Year.

          "EBITDA Target" means, with respect to each Plan Year, the EBITDA
           -------------
Target set forth opposite such Plan Year in the following chart:

                           Plan Year      EBITDA Target
                           ---------      -------------

                              2001        $3.37 million
                              2002        $26.08 million
                              2003        $38.64 million
                              2004        $53.34 million

          The foregoing EBITDA Targets shall be subject to adjustment in the event the Company shall at any time after the date hereof dispose of or acquire, directly or indirectly, all or any substantial portion of a line of business, corporation or other entity (whether by merger, purchase of stock or assets or otherwise) by the Committee in such manner as it shall in good faith determine to be necessary to take account of such disposition or acquisition, provided, that such modifications shall not affect the status of Options which have already vested and become exercisable.

          "Effective Date" has the meaning set forth in Section 9.8.
           --------------

          "Employee" means any full time employee of the Company or any of its
           --------
Subsidiaries,

          "Exercise Price" has the meaning set forth in Section 5.2(b) hereof.
           --------------

          "Fair Market Value" used in connection with the value of shares of
           -----------------
Common Stock means the average of the closing prices of the sales of Common Stock on all securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day the Common Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 business days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Committee (taking into account, if applicable, in the discretion of the Committee, the minority status or illiquid nature of the Common Stock).

          "Fully Diluted Basis" when used with respect to outstanding shares of
           -------------------
Common Stock, means all shares of Common Stock which are outstanding and which would be outstanding assuming the exercise, conversion or exchange of (i) any in-the-money rights, options or warrants to acquire Common Stock or any other capital stock of the Company and (ii) any notes, debentures, shares of preferred stock or other securities, options, warrants, or rights, which are convertible or exercisable into, or exchangeable for, Common Stock or any other capital stock of the Company.

          "Matured Shares" means, with respect to any Participant, Common Stock
           --------------
owned by such Participant for longer than six months.

          "Measurement Date" means the date on which any taxable income
           ----------------
resulting from the exercise of an Option is determined under applicable federal income tax law.

          "Option Shares" means shares of Common Stock issuable upon the
           -------------
exercise of Options.


          "Options" means options to acquire shares of Common Stock granted in
           -------
accordance with Article V hereof.

          "Participant" means any Employee who is selected to participate in the
           -----------
Plan in accordance with Article III hereof.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Plan" has the meaning given to such term in the preface.
           ----

          "Plan Year" means any of the consecutive years ending December 31,
           ---------
2001, 2002, 2003 and 2004.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Securities Exchange Act" means the Securities Exchange Act of 1934,
           -----------------------
as amended.

          "Stock Option Agreement" has the meaning set forth in Section 5.3
           ----------------------
hereof.

          "Subsidiary" means, with respect to any specified Person, any other
           ----------
Person (a) whose board of directors or similar governing body, or a majority thereof, may presently be directly or indirectly elected or appointed by such specified Person, (b) whose management decisions and corporate actions are directly or indirectly subject to the present control of such specified Person, or (c) whose voting securities are more than 50% owned, directly or indirectly, by such specified Person.

          "Target Price" means (i) with respect to a Change-in-Control
           ------------
transaction consummated on or prior to December 31, 2004, $13.25 per share of Common Stock, (ii) with respect to a Change-in-Control transaction consummated after December 31, 2004 but on or prior to December 31, 2005, $17.23 per share of Common Stock, and (iii) with respect to a Change-in-Control transaction consummated after December 31, 2005 but on or prior to June 30, 2006, $22.39 per share of Common Stock, in each case, as adjusted for stock dividends, stock splits, recombinations and the like.

          "Target Vested Options" has the meaning given to such term in Section
           ---------------------
6.2(b).

          "Termination Date" shall mean, with respect to a Participant, the date
           ----------------
upon which such Participant's employment with the Company and the Subsidiaries is terminated.

          "Transfer" means, with respect to any Options or Option Shares, the
           --------
gift, sale, assignment, transfer, pledge, hypothecation or other disposition (whether for or without consideration and whether voluntary, involuntary or by operation of law) of such Option or Option Shares or any interest therein.

          "UBS" means UBS Capital Americas III, L.P., a Delaware limited
           ---
partnership and UBS Capital LLC, a Delaware limited liability company.

          "Unearned Options" means, as of the date of determination, Options
           ----------------
that (i) with respect to any completed Plan Year have failed to vest pursuant to
Section 6.2(a) because EBITDA for such Plan Year did not equal or exceed the applicable EBITDA Target for such Plan Year or (ii) are not yet eligible for vesting pursuant to Section 6.2(a).

          "Unrestricted Marketable Securities" means securities which are listed
           ----------------------------------
on a national securities exchange or quoted on the NASDAQ National Market System and which are freely tradeable by the holder thereof without restriction pursuant to an effective registration statement under the Securities Act or Rule 144(k) thereunder.

                                  ARTICLE III
                                ADMINISTRATION

          The Committee shall be responsible for the routine administration of the Plan, subject to any rights of approval by preferred stockholders of the Company and approval by the Board to meet any legal or regulatory requirements. The Chief Executive Officer of the Company shall recommend Participants and award levels to the Committee. Subject to the requirements and the limitations of the Plan, the Committee shall have the responsibility and authority to: (a) approve the award of Options under this Plan; (b) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan; (c) correct any defect or omission or reconcile any inconsistency in the Plan or in any Option granted hereunder; and (d) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan, including actions necessary or advisable in connection with the grant of Options. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other Persons. All expenses associated with the administration of the Plan shall be borne by the Company. Notwithstanding the foregoing, recipients of Options, the number of Options and the type of Options (whether incentive stock options or non-qualified options) granted to each such recipient shall be subject to the approval of UBS.

                                  ARTICLE IV
                     LIMITATION ON AVAILABLE OPTION SHARES

          4.1  Option Shares. The aggregate number of shares of Common Stock
               -------------
with respect to which Options may be granted under the Plan shall not exceed [1,290,113] shares.

          4.2  Status of Option Shares. The shares of Common Stock for which
               -----------------------
Options may be granted under the Plan may be either authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine and shall be reserved by the Committee for issuance as provided in the Plan. To the extent any Options are not awarded under the Plan, the Option Shares reserved for issuance in respect thereof shall upon termination of the Plan become available for issuance for any purpose that the Board, in its discretion, determines. To the extent any outstanding Options expire or are terminated prior to exercise, the Option Shares in respect of which such Options were issued shall be available for reissuance pursuant to this Plan.

                                   ARTICLE V
                               GRANT OF OPTIONS

          5.1  Options. The Committee may grant options to Participants in
               -------
accordance with this Article V from time to time, subject to the last sentence of Article III.

          5.2  Form of Options; Exercise Price; Exercisability.
               -----------------------------------------------

          (a) Options granted under this Plan may be options that are intended to be "incentive stock options" within the meaning of Section 422(b) of the Code or any successor provisions ("ISOs"), and "non-qualified" options that are not so intended. The grant and terms of any Option intended to be an ISO shall be subject to the provisions of the Code and any regulation thereunder governing ISOs.

          (b) The exercise price of each ISO granted pursuant to this Plan shall be the greater of Fair Market Value on the date of grant and $3.50 per share, and of each non-qualified option granted pursuant to this Plan shall be $3.50 per Option Share (the "Exercise Price").
                             --------------

          (c) Options shall be exercisable upon vesting (as determined pursuant to Article VI).

          5.3  Stock Option Agreement . Each Option granted hereunder shall be
               ----------------------
embodied in a written agreement substantially in the form attached hereto as Exhibit A (a "Stock Option Agreement") which shall be signed by the Participant
---------     ----------------------
to whom the Option is granted and shall be subject to the terms and conditions set forth herein. For purposes of the Plan, no Option shall be deemed to be outstanding until it has been granted to a Participant by the Committee and a Stock Option Agreement has been executed and delivered by the Company and the Participant and an Option shall cease to be outstanding when it terminates or is exercised pursuant to the Plan.

                                  ARTICLE VI
                              VESTING OF OPTIONS

          6.1  Exercisability; Continuous Employment. Options issued pursuant to
               -------------------------------------
this Plan may be exercised only to the extent that they have vested. All Options awarded under the Plan will vest as set forth in Section 6.2 below, provided, in each case, that the Participant remains continuously employed with the Company or its Subsidiaries from the date of award through the date of determination.

          6.2  Vesting of Options.  All Options held by a Participant will vest
               ------------------
on June 30, 2006, subject to accelerated vesting as follows:

          (a) Not later than 90 days after the end of each Plan Year, the Committee shall determine the EBITDA for such Plan Year. No Options will vest for any Plan Year in which EBITDA is less than the applicable EBITDA Target for such Plan Year. If EBITDA for a given Plan Year equals or exceeds the EBITDA for such Plan Year, Options representing 25% of such Participant's Options will vest as of the last day of such Plan Year.

          (b) Upon a Change-in-Control where the consideration received is valued (as of the date of consummation of such Change-in-Control) at a price per share of Common Stock greater than or equal to the Target Price, a number of Unearned Options held by a Participant shall vest and become immediately exercisable, which number shall equal the product (such product, the "Target
                                                                      ------
Vested Options") of (i) total number of Unearned Options held by such
--------------
Participant multiplied by (ii) the quotient of (x) the number of shares of
            ---------- --
Common Stock on a Fully Diluted Basis sold in such transaction divided by (y)
                                                               ------- --
the number of shares of Common Stock on a Fully Diluted Basis outstanding immediately prior to the consummation of such transaction.

          (c) Upon a Change-in-Control where the consideration received is valued (as of the date of consummation of such Change-in-Control) at a price per share of Common Stock less than the Target Price, a number of Unearned Options held by a Participant shall vest and become immediately exercisable, which number shall equal (i) the Target Vested Options multiplied by (ii) the quotient
                                                 ---------- --
of (x) the actual price per share of Common Stock achieved in such transaction divided by (y) the Target Price.
------- --

          (d) Notwithstanding the foregoing, all Options which vest as a result of a Change-in-Control in accordance with paragraph (b) or (c) and any proceeds to which any Participant is entitled in connection with such Change-in-Control in respect of such Options shall be subject to forfeiture if such Participant does not remain employed by the Company (or its successor) or any Subsidiary thereof until the earlier to occur of (i) one (1) year after consummation of the Change-in-Control transaction or (ii) the length of time requested by the purchaser. All proceeds to which any Participant is entitled in connection with such Change-in-Control in respect of such Options shall be placed in escrow pending satisfaction of the conditions set forth in this Section 6.2(d). The engagement of the escrow agent and the escrow agreement shall be on customary terms and conditions, as determined in good faith by the Board, and the expenses thereof shall be paid by the Company.

          (e)  Any Options which do not vest in accordance with paragraph (b) or
(c) upon a Change-in-Control shall continue to be subject to the vesting provisions set forth in this Section 6.2.

          6.3  Termination of Employment.  All Options held by a Participant who
               -------------------------
ceases for any reason to be employed by the Company and its Subsidiaries will cease to vest as of the Termination Date.

                                  ARTICLE VII
                              EXERCISE OF OPTIONS

          7.1  Right to Exercise.  During the Participant's lifetime, only the
               -----------------
Participant or the Participant's transferee pursuant to a Transfer permitted under Section 9.6 hereof (a "Permitted Transferee") may exercise the Options.
In the event of the Participant's death, the Options may be exercised only (i) by the executor or administrator of the Participant's estate or the Person or Persons to whom the Participant's rights under the Options shall pass by will or the laws of descent and distribution (provided that each beneficiary shall execute and deliver an undertaking in writing to be bound by the terms of a Stock Option Agreement in form and substance acceptable to the Committee), (ii) by a Permitted Transferee and (iii) to the extent that the Participant was entitled to exercise such Options hereunder at the date of the Participant's death.

          7.2  Procedure for Exercise.  Any Participant or Permitted Transferee
               ----------------------
(or his/her legal representative) may exercise all or any portion of any Options held by such Participant or Permitted Transferee, to the extent they have vested pursuant to Article VI and are outstanding, at any time and from time to time prior to its expiration, by completing, signing and delivering to the Company
(i) a notice of exercise substantially in the form attached hereto as Exhibit B
                                                                      ---------
(the "Exercise Notice") and (ii) an amount in cash (including check, bank draft
      ---------------
or money order) equal to the product of (A) the Exercise Price multiplied by (B) the number of Option Shares to be acquired (the "Aggregate Exercise Price").
                                                 ------------------------
Notwithstanding the foregoing, if a Participant or Permitted Transferee owns Matured Shares with a Fair Market Value as of the date of receipt by the Company of the Exercise Notice (the "Calculation Date") exceeding the Aggregate Exercise Price in connection with such exercise, such Participant or Permitted Transferee may, in lieu of paying the Aggregate Exercise Price in cash, deliver an Exercise Notice accompanied by the certificate for the Matured Shares (duly executed) and indicate in such Exercise Notice that such Participant or Permitted Transferee intends to effect a cashless exercise thereof and be entitled to receive, in respect of the exercise of the Option and the cancellation of Matured Shares with an aggregate Fair Market Value as of the Calculation Date equal to the Aggregate Exercise Price, (x) the number of Option Shares that otherwise would be issued hereunder if the Aggregate Exercise Price were paid in cash and (y) the number of Matured Shares with an aggregate Fair Market Value equal to the excess of the aggregate Fair Market Value as of the Calculation Date of the Matured Shares before such cashless exercise minus the Aggregate Exercise Price. Notwithstanding anything in this Section 7.2 to the contrary, in the event that any Stock Option Agreement representing Options granted to a Participant is lost, stolen or destroyed, the Participant or Permitted Transferee may, in lieu of delivering such Stock Option Agreement at the time of exercise, deliver an affidavit as to its loss, theft or destruction and any indemnity that the

Company may reasonably request. A Participant's or Permitted Transferee's right to exercise the Option shall be subject to the satisfaction of all conditions set forth in the Exercise Notice. If a Participant or Permitted Transferee exercises any Options for less than all of the Option Shares covered by the relevant Stock Option Agreement, the Company shall issue a new Stock Option Agreement to such Participant or Permitted Transferee in respect of the portion of such Option remaining unexercised.

          7.3  Securities Laws Restrictions on Transfer of Option Shares. Each
               ---------------------------------------------------------
Participant exercising an Option will be required to represent to the Company in the Exercise Notice that when such Participant exercises his or her Option such Participant will be purchasing Option Shares for his or her own account for investment and not on behalf of others or otherwise with a view toward distributing them. Each Participant is advised that federal and state securities laws govern and restrict each Participant's right to Transfer, or offer to Transfer, any Option Shares unless such Participant's Transfer, or offer to Transfer, is registered under the Securities Act and state securities laws, or such Transfer, or offer to Transfer, is exempt from registration or qualification thereunder. Each Participant is further advised that the certificates for any Option Shares issued in connection with such exercise will bear such legends as the Company deems necessary or desirable in connection with the Securities Act or other rules, regulations or laws.

          7.4  Withholding Tax Requirements.
               ----------------------------

          (a)  Amount of Withholding. It shall be a condition of the exercise of
               ---------------------
any Option that the Participant exercising the Option make appropriate payment or other provision acceptable to the Company with respect to any withholding tax requirement arising from such exercise. The amount of withholding tax required, if any, with respect to any Option exercise (the "Withholding Amount") shall be
                                                  ------------------
determined by a financial or other appropriate officer of the Company, and the Participant shall furnish such information and make such representations as such officer requires to make such determination.

          (b)  Withholding Procedure. If the Company determines that withholding
               ---------------------
tax is required with respect to any Option exercise, the Company shall notify the Participant of the Withholding Amount, and the Participant shall pay to the Company an amount not less than the Withholding Amount. In lieu of making such payment, the Participant may elect to pay the Withholding Amount by delivering to the Company a number of Matured Shares having an aggregate Fair Market Value as of the Measurement Date not less than the Withholding Amount. Any fractional share interests resulting from the delivery of Shares to meet withholding tax requirements shall be settled in cash. All amounts paid to or withheld by the Company and the value of all Common Stock delivered to the Company pursuant to this Section 7.4 shall be deposited in accordance with applicable law by the Company as withholding tax for the Participant's account. If the Treasurer or other appropriate officer of the Company determines that no withholding tax is required with respect to the exercise of any Option, but subsequently it is determined that the exercise resulted in taxable income as to which withholding is required (as a result of a disposition of shares or otherwise), the Participant shall promptly, upon being notified of the withholding requirement, pay to the Company, by means acceptable to the Company, the amount required to be withheld.

          7.5  Listing, Registration and Compliance with Laws and Regulations.
               --------------------------------------------------------------
Options shall be subject to the requirement that if at any time the Committee shall make a good faith determination that the listing, registration or qualification of Option Shares upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Options or the issuance or purchase of Option Shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee. The Company shall in good faith, and to the extent consistent with its reasonable business judgment, exercise all reasonable efforts to obtain any such listing, registration, qualification or approval. The holders of such Options will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval.

                                  ARTICLE VII
                             EXPIRATION OF OPTIONS

          8.1  Expiration Date. In no event shall any part of any Option be
               ---------------
exercisable after 5:00 p.m. Eastern Standard Time on the tenth (10th) anniversary of the grant date (the "Expiration Date").
                                    ---------------

          8.2  Accelerated Expiration: Termination of Employment. Any part of
               --------------------------------------------------
any Option that was not vested on a Participant's Termination Date shall expire and be forfeited on such date, and any part of any Option that was vested on the Termination Date shall also expire and be forfeited to the extent not theretofore exercised within ninety (90) days following the Termination Date, but in no event after the Expiration Date; provided, that if a Participant's employment with the Company or any Subsidiary is terminated by the Company or such Subsidiary for Cause, then any part of any Option held by such Participant that was vested on the Termination Date shall expire and be terminated on such date.

                                  ARTICLE IX
                                 MISCELLANEOUS

          9.1  Rights of Participants. Nothing in this Plan shall interfere with
               ----------------------
or limit in any way any right of the Company or any of its Subsidiaries to terminate any Participant's employment at any time, nor confer upon any Participant any right to continued employment by the Company or any of its Subsidiaries for any period of time or to continue such Participant's present (or any other) rate of compensation. Transfer of an Employee from the Company to a Subsidiary, from a Subsidiary to the Company and from one Subsidiary to another shall not be considered a termination of such Employee's employment for purposes of this Plan. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

          9.2  Supplementation, Amendment, Suspension and Termination of Plan.
               --------------------------------------------------------------
The Committee reserves the right to suspend, terminate, amend, modify or supplement the Plan in any manner, provided that the Committee may not suspend, terminate or materially amend, modify or supplement the Plan or any portion thereof at any time (i) without the consent of Participants who hold a majority of the Option Shares issued or issuable pursuant to Options which would be adversely affected by such suspension, termination, amendment, modification or supplement, (ii) without the consent of UBS and (iii) without such greater or other stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which capital stock of the Company is listed.

          9.3  Adjustments. In the event of a reorganization, recapitalization,
               -----------
stock dividend, stock split, share combination or other change in the shares of Common Stock, the Committee shall make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options and the Exercise Prices specified therein and other amendments to the Plan as the Committee, in good faith, determines to be appropriate and equitable in order to prevent the dilution or enlargement of the rights granted hereunder or under any outstanding Options.

          9.4  Construction of Plan. The validity, construction, interpretation,
               --------------------
administration and effect of the Plan shall be determined in accordance with the local law, and not the law of conflicts, of the State of Delaware.

          9.5  Indemnification. The Company will, and will cause each of its
               ---------------
Subsidiaries to, indemnify the members of the Committee against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder or any Option Shares issued pursuant to the exercise of an Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided, however, that any such Person shall be entitled to the indemnification rights set forth in this Section 9.5 only if such Person has acted in good faith and in a manner that such Person reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and , provided, further that upon the institution of any such action, suit or proceeding such Person shall give the Company written notice thereof and an opportunity, at its own expense, to handle and defend the same before such Person undertakes to handle and defend it on his or her own behalf.

          9.6  Options Not Transferrable. Options are personal to each
               -------------------------
Participant and are not Transferable by a Participant other than: (i) by will or the laws of descent and distribution; (ii) pursuant to a domestic relations order of a court of competent jurisdiction; or (iii) by transfer for estate planning purposes; provided that no Transfer shall be permitted if the issuance of Option Shares upon exercise of Options by the Transferee would not be eligible for registration on Form S-8 under the Securities Act.

          9.7  Stockholder Approval. Effectiveness of the Plan shall be subject
               --------------------
to approval by the stockholders of the Company within 12 months before or after the date the Plan is adopted by the Board, such approval to be in accordance with applicable laws, the Company's certificate of incorporation and by-laws and stock exchange listing requirements.

          9.8  Effective Date of Plan. This Plan shall be effective (the
               ----------------------
"Effective Date") on the later of the date it is approved by the stockholders of
---------------
the Company pursuant to Section 9.7 and the Closing (as defined in the Stock Purchase Agreement dated March __, 2001 by and between the Company and UBS).

                           [END OF TEXT OF DOCUMENT]

                                                                       Exhibit A
                                                                       ---------

                        FORM OF STOCK OPTION AGREEMENT
                        ------------------------------

          THIS STOCK OPTION AGREEMENT (this "Agreement") is made as of
                                             ---------
[_________________], by and between IFX Corporation, a Delaware corporation (the "Company"), and the individual named on the signature page hereto (the
 -------
"Executive").  Capitalized terms used but not otherwise defined herein shall
----------
have the meanings assigned to such terms in the IFX Corporation 2001 Stock Option Plan (the "Plan").
                  ----

          WHEREAS, the Executive is currently a management employee of the Company and/or one or more of its Subsidiaries, and the Company desires to grant the Executive certain stock purchase options in accordance with the terms hereof pursuant to the Plan, for the purposes set forth in the Plan.

          WHEREAS, the Company and the Executive desire to enter into an agreement which shall provide for the repurchase of the Option Shares in certain situations.

          NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

     1.   Certain Defined Terms. As used in this Agreement, the following terms
          ---------------------
shall have the meanings set forth or as referenced below:

          "Agreement" shall have the meaning set forth in the preface.
           ---------

          "Cause" used in connection with the termination of employment of the
           -----
Executive shall mean a termination of employment of the Executive by the Company or any Subsidiary thereof due to (a) commission of a felony; (b) material or repeated dishonesty or misrepresentation involving the Company or any Subsidiary; (c) serious misconduct in the performance or non-performance of Participant's responsibilities as an employee, officer or director; (d) violation of a material condition of employment; (e) unauthorized use of trade secrets or confidential information; or (f) aiding a competitor of the Company or any Subsidiary.

          "Common Stock" shall mean the Company's common stock, par value $0.02
           ------------
per share.

          "Company" shall have the meaning set forth in the preface.
           -------

          "Cost" shall mean, with respect to Option Shares, the price per share
           ----
paid by the Executive (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations) for such Option Shares.

          "Disability" used in connection with the termination of employment of
           ----------
the Executive shall mean the inability of the Executive to perform the essential functions of Executive's job, with or without reasonable accommodation, by reason of a physical or mental infirmity, for a continuous period of six months as determined in good faith by the Board, provided, that such six-month period shall be deemed continuous unless Executive returns to work for at least 30 consecutive business days during such period and performs during such period at the level and competence that existed prior to the beginning of the six-month period. The date of such Disability shall be on the first day of such six-month period. In connection with the Board's determination as to whether the Executive is under a Disability, the Executive shall, as reasonably requested by the Board, (i) make himself available for medical examinations by one or more physicians chosen by the Board and (ii) grant to the Board and any such physicians access to all relevant medical information concerning him, arrange to furnish copies of his medical records to the Board and use his best efforts to cause his own physicians to be available to discuss his health with the Board.

          "Executive" shall have the meaning set forth in the preface.
           ---------

          "Executive Group" shall mean, collectively, Executive and Executive's
           ---------------
Permitted Transferees.

          "Exercise Price" shall have the meaning set forth in Section 2.1.
           --------------

          "Grant Date" shall have the meaning given to such term in Section 2.1
           ----------
hereof.

          "Matured Shares" means Common Stock owned by Executive for longer than
           --------------
six months.

          "Option Shares" shall mean shares of Common Stock issuable upon the
           -------------
exercise of Options.

          "Permitted Transferee" shall mean any Person to whom any Option is
           --------------------
transferred in a transfer permitted under Section 2.4 hereof.

          "Qualified Public Offering" means an underwritten public offering of
           -------------------------
shares of Common Stock for which the Company has obtained a firm commitment from one or more underwriter(s) for at least $60 million of Common Stock and in which the Company receives gross proceeds from the sale of Common Stock to the public of at least $45 million (before deduction of underwriter's discounts and commissions), and which values the equity of the Company at not less than $200 million pre-offering.

          "Subsidiary" means, with respect to any specified Person, any other
           ----------
Person (a) whose board of directors or similar governing body, or a majority thereof, may presently be directly or indirectly elected or appointed by such specified Person, (b) whose management decisions and corporate actions are directly or indirectly subject to the present control of such specified Person, or (c) whose voting securities are more than 50% owned, directly or indirectly, by such specified Person.

          "UBS" shall mean UBS Capital Americas III, L.P., UBS Capital LLC and
           ---
their successors and assigns.

     2.   Options.
          -------

          2.1  Grant of Options. The Company hereby grants to Executive, as of
               ----------------
the date hereof (the "Grant Date"), the option to purchase up to [__] Option
                      ----------
Shares, all at the exercise price specified in the Plan (the "Exercise Price"),
                                                              --------------
subject to the terms and conditions set forth herein. All rights of the Executive as the holder of the Options issued hereunder shall be solely determined by the provisions of the Plan and this Agreement. All Options granted pursuant to this Agreement will expire as provided in Article VIII of the Plan.

          2.2  Form of the Options. Options granted under this Plan shall be
               -------------------
[non-qualified stock options] [incentive stock options within the meaning of
Section 422(b) of the Code or any successor provisions].

          2.3  Exercise of Options. All Options granted pursuant to this
               -------------------
Agreement may be exercised as provided in Article VII of the Plan solely to the extent vested in accordance with Article VI of the Plan.

          2.4  Non-Transferability of Options. The Executive's Options are
               ------------------------------
personal to the Executive and are not transferable by the Executive other than by will or the laws of descent and distribution or pursuant to a domestic relations order of a court of competent jurisdiction.

          2.5  Adjustments upon Changes in Capitalization. The number of Option
               ------------------------------------------
Shares which may be issued pursuant to the exercise of Options shall be equitably adjusted for any stock dividend, stock split, recapitalization, merger, consolidation or other recapitalization as provided in Section 9.3 of the Plan.

     3.   Certain Sales Upon Termination of Employment.
          --------------------------------------------

          3.1  Call Options. If the Company ceases to have any class of
               ------------
securities registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, then:

               (a) If the Executive's employment with the Company or any of its subsidiaries terminates for any of the reasons set forth in clause (i), (ii) or
(iii) below prior to a Qualified Public Offering, the Company shall have the right and option to purchase, for a period of 90 days following the date of such termination of employment of the Executive, and each member of the Executive Group shall be required to sell to the Company, any or all of the Option Shares then held by such member of the Executive Group, at a price per share equal to the applicable purchase price determined pursuant to Section 3.2(c):

                    (i) if the Executive's employment with the Company or its Subsidiaries is terminated due to the Disability or death of the Executive;

                    (ii) if the Executive's employment with the Company or its Subsidiaries is terminated (A) by the Company or its Subsidiaries without Cause; or (B) by the Executive for any reason; or

                    (ii) if the Executive's employment with the Company or its Subsidiaries is terminated by the Company or any of its Subsidiaries for Cause.

               (b) If the Company desires to exercise its option to purchase any Option Shares pursuant to this Section 3.1, the Company shall, not later than ninety (90) days after the date of termination of Executive's employment, send written notice to the Executive of its intention to purchase shares, specifying the number of shares to be purchased (the "Call Notice"). Subject to
                                                      -----------
the next sentence, the closing of the purchase and sale shall take place at the principal office of the Company on a date specified by the Company no later than the sixtieth (60th) day after the giving of the Call Notice. Notwithstanding the foregoing, the closing with respect to any shares which are not Matured Shares shall be delayed at the option of the Company until a date no later than the 10th day after the 180th day following acquisition by the Executive of such shares.

               (c)  In the event of a purchase by the Company pursuant to (1)
Section 3.2(a)(i) or (a)(ii), the purchase price for the Option Shares shall be a price per Option Share equal to the Fair Market Value thereof (measured as of the date of the Call Notice, or, with respect to shares which are not Matured Shares, the closing of the purchase and sale), and (2) Section 3.2(a)(iii), the purchase price for the Option Shares shall be a price per share equal to Cost.

               3.2  Obligation to Sell. In the event there is more than one
                    ------------------
member of the Executive Group, the failure of any one member thereof to perform its obligations hereunder shall not excuse or affect the obligations of any other member thereof, and the closing of the purchases from such other members by the Company shall not excuse, or constitute a waiver of its rights against, the defaulting member.

     4.   Miscellaneous.
          -------------

          4.1  Executive's Employment by the Company. Nothing in this Agreement
               -------------------------------------
shall interfere with or limit in any way any right of the Company or any of its Subsidiaries to terminate Executive's employment at any time, nor confer upon Executive any right to continued employment by the Company or any of its Subsidiaries for any period of time or to continue such Executive's present (or any other) rate of compensation. Transfer of Executive from the Company to a Subsidiary, from a Subsidiary to the Company and from one Subsidiary to another shall not be considered a termination of such Executive's employment for purposes of this Agreement.

          4.2  Binding Effect. The provisions of this Agreement shall be
               --------------
binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that no transferee shall derive any rights under this Agreement unless and until such transferee has executed and delivered to the Company a valid undertaking and becomes bound by the terms of this Agreement.

          4.3  Amendment; Waiver.  This Agreement may be amended only by a
               -----------------
written instrument signed by the parties hereto or in accordance with Section
9.2 of the Plan. No waiver by any party hereto of any of the provisions hereof shall be effective unless set forth in a writing executed by the party so waiving.

          4.4  Governing Law. This Agreement shall be governed by and construed
               -------------
and enforced in accordance with the laws of the State of Delaware without regard to the conflicts of law principles thereof.

          4.5  Notices.  All notices and other communications hereunder shall be
               -------
in writing and shall be deemed to have been duly given when personally delivered, telecopied (with confirmation of receipt), one day after deposit with a reputable overnight delivery service (charges prepaid) and three days after deposit in the U.S. Mail (postage prepaid and return receipt requested) to the address set forth below or such other address as the recipient party has previously delivered notice to the sending party.

               (a)  If to the Company:

                    IFX Corporation
                    ______________________
                    ______________________
                    FAX:  ________________
                    Attention:  Chief Executive Officer

               (b) If to the Executive, to the address as shown on the stock register of the Company.

          4.6  Integration.  This Agreement, the Plan and the documents referred
               -----------
to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to the subject matter hereof and thereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          4.7  Counterparts.  This Agreement may be executed in separate
               ------------
counterparts, and by different parties on separate counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          4.8  Injunctive Relief.  The Executive and Executive's Permitted
               -----------------
Transferees each acknowledges and agrees that a violation of any of the terms of this Agreement will cause the Company irreparable injury for which adequate remedy at law is not available. Accordingly, it is agreed that the Company shall be entitled to an injunction, restraining order or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which it may be entitled at law or equity.

          4.9  Rights Cumulative; Waiver.  The rights and remedies of the
               -------------------------
Executive and the Company under this Agreement shall be cumulative and not exclusive of any rights or remedies which either would otherwise have hereunder or at law or in equity or by statute, and no failure or delay by either party in exercising any right or remedy shall impair any such right or remedy shall impair any such right or remedy or operate as a waiver of such right or remedy, nor shall any single or partial exercise of any power or right preclude such party's other or further exercise or the exercise of any other power or right. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

          4.10 Conflict with the Plan.  In the event of any conflict or
               ----------------------
inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall control.

                           *     *     *     *     *

          IN WITNESS WHEREOF, the parties have executed this Stock Option Agreement as of the date first above written.

                         IFX CORPORATION


                         By:__________________________________________
                         Name:
                         Title:



                         _____________________________________________
                                           [Executive]

                               CONSENT OF SPOUSE
                               -----------------

          The undersigned spouse of Executive hereby acknowledges that I have read the foregoing Stock Option Agreement (the "Agreement") and that I
                                                ---------
understand its contents. I agree that my spouse's interest in such Option Shares is subject to the Agreement and any interest I may have in such Option Shares shall be irrevocably bound by the Agreement and further that my community property interest, if any, shall be similarly bound by the Agreement.

          I am aware that the legal, financial and other matters contained in the Agreement are complex and I am free to seek advice with respect thereto from independent counsel. I have either sought such advice or determined after carefully reviewing the Agreement that I will waive such right.


                              _____________________________________
                              Name:________________________________



                              _____________________________________
                                                   Witness

                                                                       Exhibit B
                                                                       ---------

                                EXERCISE NOTICE
                                ---------------

          This Exercise Notice (this "Notice") is given by the undersigned
                                      ------
participant ("Participant") to IFX Corporation, a Delaware corporation (the
              ------------
"Company"), in connection with the Participant's exercise of certain Options
--------
granted pursuant to the Company's 2001 Stock Option Plan (the "Plan") to
                                                               ----
purchase Option Shares (as defined in the Plan). Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Plan.

          1.   Purchase and Sale of Option Shares.
               ----------------------------------

               a. Upon delivery to the Company of this Notice and the Stock Option Agreement to which it relates, the Company will sell and issue to Participant, the Option Shares that Participant elects to purchase hereunder. Participant will deliver to the Company herewith the aggregate Exercise Price for the Option Shares purchased hereunder (if payable in cash) by check, bank draft or money order made payable to "IFX Corporation."

               b. In connection with the purchase and sale of the Option Shares hereunder, Participant represents and warrants to the Company that:

          i. The Option Shares to be acquired by Participant pursuant to Participant's exercise of the Option will be acquired for Participant's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Option Shares will not be disposed of in contravention of the Securities Act or any applicable state securities laws;

          ii. Participant is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Option Shares;

          iii. Participant is able to bear the economic risk of his or her investment in the Option Shares for an indefinite period of time and, acknowledges that the Options Shares cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available;

          iv. Participant has had an opportunity to ask questions and receive answers concerning the terms and conditions of the Option Shares and has had full access to such other information concerning the Company as he or she has requested; and

          v. Participant is a resident and domiciliary of the state or other jurisdiction hereinafter set forth opposite such Participant's signature and Participant has no present intention of becoming a resident of any other state or jurisdiction. If Participant is a resident and domiciliary of a state that requires the Company to ascertain certain other information regarding the Participant, the

               Company may attach a page to this Notice containing additional representations to be made by Participant in connection with such Participant's investment in Option Shares, and by signing this Notice, Participant shall be deemed to have made such additional representations to the Company.

               c.  Participant further acknowledges and agrees that:

          i. neither the issuance of the Option Shares to Participant nor any provision contained herein shall entitle Participant to remain in the employment of the Company and its Subsidiaries or affect any right of the Company to terminate Participant's employment at any time for any reason;

          ii. the Company shall have no duty or obligation to disclose to Participant and Participant shall have no right to be advised of, any material information regarding the Company and its Subsidiaries in connection with the repurchase of Option Shares upon the termination of Participant's employment with the Company and its Subsidiaries or as otherwise provided hereunder; and

          iii. the Company shall be entitled to withhold from participant from any amounts due and payable by the Company to Participant (or secure payment from Participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to such Option Shares and the Company may defer issuance until indemnified to its satisfaction.

               d. The Company and Participant acknowledge and agree that the Option Shares issued in connection herewith hereunder, are issued as a part of the compensation and incentive arrangements between the Company and Participant.

          2.   Restriction on Option Shares.  Participant acknowledges that the
               ----------------------------
Option Shares being purchased hereunder are being issued pursuant to the Plan, the terms and conditions of which are incorporated herein as if set forth fully herein.

                             *    *    *    *    *

     IN WITNESS WHEREOF, the Participant has executed this Notice as of the date written below.


No. of Option Shares:                          ___________________

Aggregate Exercise Price Therefor:             ___________________

Cashless Exercise:                             Yes ____     No____

______________________________         ___________________
Signature of Participant               Date


______________________________         ________________________________
Print Participant's Name               Participant's Social Security No.

Participant's Residence Address:       Mailing Address (if different):


______________________________         ________________________________
Street                                 Street


______________________________         ________________________________
City State          Zip Code           City State          Zip Code

Acknowledged Receipt of Notice as of ___________________________.

IFX CORPORATION

By: __________________________

Its:___________________________

                                      B-3